UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2019

CENTERPOINT ENERGY, INC.

(Exact name of registrant as specified in its charter)

Texas	1-31447	74-0694415
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 Louisiana Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	CNP	New York Stock Exchange Chicago Stock Exchange
Depositary shares, each representing a 1/20th interest in a share of 7.00% Series B Mandatory Convertible Preferred Stock, $0.01 par value	CNP/PB	New York Stock Exchange

Item 2.02.	Results of Operations and Financial Conditions.

On May 9, 2019, CenterPoint Energy, Inc. (“CenterPoint Energy”) held its first quarter 2019 earnings conference call. As a result of technical issues experienced during the call, certain portions of the call were not fully audible to call participants. A copy of the transcript of the conference call is furnished herewith as Exhibit 99.1 and is incorporated herein by reference, and a replay of the webcast is also available on the CenterPoint Energy’s website.

Item 7.01.	Regulation FD Disclosure.

The information in Item 2.02 above is incorporated herein by reference. The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, not filed, pursuant to Items 2.02 and 7.01, respectively. Accordingly, the information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

Item 9.01.	Financial Statements and Exhibits.

The information in this Current Report on Form 8-K, including Exhibit 99.1, is being furnished, not filed, pursuant to Items 2.02 and 7.01, respectively. Accordingly, the information in this Current Report on Form 8-K will not be incorporated by reference into any registration statement filed by CenterPoint Energy under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.

(d) Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

99.1	Transcript of CenterPoint Energy, Inc.’s first quarter 2019 earnings conference call held on May 9, 2019

Cautionary Statements Regarding Forward-Looking Statements

The transcript furnished as Exhibit 99.1 contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon assumptions of management which are believed to be reasonable at the time made and are subject to significant risks and uncertainties. Actual events and results may differ materially from those expressed or implied by these forward-looking statements. Any statements in this transcript regarding future earnings, future financial performance and results of operations, including, but not limited to earnings guidance, targeted dividend growth rate and any other statements that are not historical facts are forward-looking statements. Each forward-looking statement contained in this transcript speaks only as of the date of this transcript. Factors that could affect actual results include timing and impact of future regulatory and legislative decisions, weather variations, effects of competition, changes in business plans and other factors discussed in CenterPoint Energy’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, CenterPoint Energy’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2019 and other reports CenterPoint Energy or its subsidiaries may file from time to time with the Securities and Exchange Commission.

Use of Non-GAAP Financial Measures by CenterPoint Energy in Providing Guidance

In addition to presenting its financial results in accordance with generally accepted accounting principles (GAAP), including presentation of income available to common shareholders and diluted earnings per share, CenterPoint Energy also provides guidance based on adjusted income and adjusted diluted earnings per share, which are non-GAAP financial measures. Generally, a non-GAAP financial measure is a numerical measure of a company’s historical or future financial performance that excludes or includes amounts that are not normally excluded or included in the most directly comparable GAAP financial measure. CenterPoint Energy’s adjusted income and adjusted diluted earnings per share calculation excludes from income available to common shareholders and diluted earnings per share, respectively, the impact of ZENS and related securities and mark-to-market gains or losses resulting from the company’s Energy Services business. CenterPoint Energy’s guidance for 2019 also does not reflect certain impacts associated with the Vectren merger, which are integration and transaction-related fees and expenses, including severance and other costs to achieve anticipated cost savings as a result of the merger and merger financing impacts in January, prior to the completion of the merger due to the issuance of debt and equity securities to fund the merger that resulted in higher net interest expense and higher common stock share count. CenterPoint Energy is unable to present a quantitative reconciliation of forward-looking adjusted income and adjusted diluted earnings per share because changes in the value of ZENS and related securities and mark-to-market gains or losses resulting from the company’s Energy Services business are not estimable as they are highly variable and difficult to predict due to various factors outside of management’s control. These excluded items, along with the excluded impacts associated with the merger, could have a material impact on GAAP reported results for the applicable guidance period.

Management evaluates the company’s financial performance in part based on adjusted income and adjusted diluted earnings per share. Management believes that presenting these non-GAAP financial measures enhances an investor’s understanding of CenterPoint Energy’s overall financial performance by providing them with an additional meaningful and relevant comparison of current and anticipated future results across periods. The adjustments made in these non-GAAP financial measures exclude items that Management believes does not most accurately reflect the company’s fundamental business performance. These excluded items are reflected in the reconciliation tables, where applicable, of the press release furnished as Exhibit 99.1 to CenterPoint Energy’s Current Report on Form 8-K dated May 9, 2019. CenterPoint Energy’s adjusted income and adjusted diluted earnings per share non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, income available to common shareholders and diluted earnings per share, which respectively are the most directly comparable GAAP financial measures. These non-GAAP financial measures also may be different than non-GAAP financial measures used by other companies.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: May 9, 2019	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer